Exhibit 99.24(b)13
THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Michael W. Kremenak, Paul R. Johnston and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director of officer of Thrivent Financial for Lutherans, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
/s/ Deborah M Ackerman	/s/ N. Cornell Boggs III
Deborah M. Ackerman Director	N. Cornell Boggs III Director

/s/ Kenneth A. Carow	/s/ Bradford N. Creswell
Kenneth A. Carow Director	Bradford N. Creswell Director

/s/ Lynn Crump-Caine	/s/ Eric J. Draut
Lynn Crump-Caine Director	Eric J Draut Director

/s/ Kirk D. Farney	/s/ Mark A. Jeske
Kirk D. Farney Director	Mark A. Jeske Director

/s/ Frederick G. Kraegel	/s/ Katheryn V. Marinello
Frederick G. Kraegel Director	Katheryn V. Marinello Director

/s/ Nichole B. Pechet	/s/ Bonnie E. Raquet
Nichole B. Pechet Director	Bonnie E. Raquet Chair of the Board of Directors

/s/ Angela S. Rieger	/s/ Teresa J. Rasmusssen
Angela S. Rieger Director	Teresa J. Rasmussen President, Chief Executive Officer and Director

Dated: May 4, 2020

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Michael W. Kremenak, Paul R. Johnston and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director of officer of Thrivent Financial for Lutherans, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any powers of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
/s/ Angela S. Rieger
Angela S. Rieger Director

Dated: May 4, 2020